UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2004

Lennar Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11749	95-4337490

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue
Miami, Florida 33172
(Address of Principal Executive Offices)

(305) 559-4000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     As anticipated in a press release dated June 22, 2004, effective December 1, 2004, Robert J. Strudler has assumed the position of Chairman of the Board of Lennar Corporation (the “Company”) and has resigned from his position as Chief Operating Officer of the Company.

     Also effective December 1, 2004, Jonathan M. Jaffe has assumed Mr. Strudler’s role as Chief Operating Officer of the Company. In anticipation of assuming the position of Chief Operating Officer, Mr. Jaffe had previously resigned from the Company’s Board of Directors, effective June 22, 2004. Mr. Jaffe, age 45, has been with the Company since 1983. He has served as Vice President of the Company since 1994 and had been a member of the Company’s Board of Directors since 1997.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     The following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document
99.1	Press release issued by Lennar Corporation on June 22, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lennar Corporation
Date: December 6, 2004	By:	/s/ Bruce E. Gross
		Name:	Bruce E. Gross
		Title:	Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description of Document
99.1	Press release issued by Lennar Corporation on June 22, 2004.